                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2002

                                  VillageEDOCS
             (Exact name of registrant as specified in its charter)


            California                    000-31395              33-0668917
            ----------                    ---------              ----------
  (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                 File Number)        Identification No.)

           14471 Chambers Rd.
        Ste. 105, Tustin, California                               92780
        ----------------------------                               -----
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (714) 734-1030

Item 1.   Changes in Control of Registrant.

As an inducement for the extension of the due date with respect to $2,039,245 in convertible promissory notes due between June 2002 and October 2003 (the "Notes") and as inducement for receipt of up to $610,000 in debt financing during 2002, the Company entered into two agreements dated May 9, 2002 with a stockholder, a Promissory Note Modification Agreement and a Security Agreement (the "May 9, 2002 Agreements"). Pursuant to the May 9, 2002 Agreements, the Notes were modified and now include the following terms. The Notes, as modified, are secured by a security interest in all of the Company's assets. The principal and accrued interest on the Notes, as modified, are due at the earlier of one of three events: 1) October 31, 2005; 2) acquisition of controlling interest in the Company by a third party; or 3) the Company achieves equity financing of a minimum of $3,000,000. If the Company is acquired, the principal and accrued interest on the Notes, as modified, are convertible into shares of the Company's common stock at the lower of $2.50 per share or the price paid per share by the acquirer. In addition, the principal and accrued interest on the Notes, as modified, are convertible into shares of the Company's common stock at a conversion price equal to the lower of $2.50 per share or the average of the Company's common stock closing bid price on the OTCBB, NASDAQ or other established securities exchange or market for the ten (10) consecutive trading days prior to the date the stockholder delivers written notice of his conversion election to the Company. In addition, the May 9, 2002 Agreements provide the stockholder with piggyback registration rights with respect to all previously unregistered shares of the Company's common stock held by the stockholder, whether issued for cash or for conversion of the Notes, as modified.

On May 15, 2002, C. Alan Williams and Joan P. Williams acquired 15,686,502 shares of the restricted common stock of the Registrant by exercising their conversion rights with respect to $2,039,245 in convertible promissory notes payable by the Registrant, at a conversion price of $0.13 per share, the average of the Company's common stock closing bid price on the Over The Counter Bulletin Board for the ten consecutive trading days prior to May 15, 2002.

As a result of this transaction, C. Alan Williams and Joan P. Williams will hold shared voting and shared dispositive power over fifty-two percent (52%), or 18,471,502 shares, of the Registrant's common stock

Item 7.   Financial Statements and Exhibits

     Exhibit 4.1. Promissory Note Modification Agreement dated May 9, 2002 by and among the Registrant, Joan P. Williams and C. Alan Williams. Filed as
Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

     Exhibit 4.2. Security Agreement dated May 9, 2002 by and among the Registrant, Joan P. Williams and C. Alan Williams. Previously filed as Exhibit
4.4 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

     Exhibit 4.3. Form of Unsecured Convertible Promissory Note. Previously filed as Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

     Exhibit 4.4. Form of Convertible Secured Promissory Note. Previously Filed as Exhibit 4.6 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

     Exhibit 4.5. Notice of Intent to Exercise Conversion Right dated May 15, 2002 by Joan P. Williams and C. Alan Williams. *

     Exhibit 99. Press Release dated May 28, 2002 *

*Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             VillageEDOCS

                                                             (Registrant)


     May 28, 2002                                 /s/ Michael Richard
     ------------                                 ------------------------------
         Date                                     Michael Richard, Controller